UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

Northrim BanCorp, Inc.

(Exact name of registrant as specified in its charter)

Alaska

(State or other jurisdiction of incorporation)

0-33501	92-0175752

(Commission File Number)	(IRS Employer Identification No.)

3111 C Street
Anchorage, AK 99503
(Address of principal executive offices) (Zip Code)

(907) 562-0062
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

FORM 8-K

NORTHRIM BANCORP, INC.
Anchorage, Alaska

July 16, 2003

Item 7. Financial Statements and Exhibits

(a)	Financial statements – not applicable

(b)	Pro forma financial information – not applicable

(c)	EXHIBIT	DESCRIPTION

	99.1	Press Release dated July 16, 2003

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 9 and Item 12 of this Report:

On July 16, 2003, Northrim BanCorp, Inc. announced by press release its earnings for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.

Date: July 16, 2003	By:	/s/ R. Marc Langland

R. Marc Langland Chairman, President, & CEO

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